SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 31, 2007

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.		Financial Statements and Exhibits

	(d)	Exhibits

The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-134553 as an exhibit thereto and is filed as part of this Report.

4.01	Form of senior debt security—medium-term note (24.25% Reverse Exchangeable Notes Linked to the Least Performing Common Stock in a Basket of Common Stocks)

4.02	Form of senior debt security—medium-term note (100% Principal Protected Notes Linked to a Basket Consisting of an Index Fund Component and a Commodity Component)

4.03	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the S&P 500® Index)

4.04	Form of senior debt security—medium-term note (Return Optimization Securities Linked to an International Index Basket)

4.05	Form of senior debt security—medium-term note (Bearish Autocallable Optimization Securities with Contingent Protection Linked to the S&P 500® Consumer Discretionary Index)

4.06	Form of senior debt security—medium-term note (Performance Securities with Partial Protection Linked to a Global Basket Consisting of Indices and an Index Fund)

4.07	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to the Financial Select Sector SPDR® Fund)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President

Date: January 4, 2008

EXHIBIT INDEX

4.01	Form of senior debt security—medium-term note (24.25% Reverse Exchangeable Notes Linked to the Least Performing Common Stock in a Basket of Common Stocks)

4.02	Form of senior debt security—medium-term note (100% Principal Protected Notes Linked to a Basket Consisting of an Index Fund Component and a Commodity Component)

4.03	Form of senior debt security—medium-term note (Return Optimization Securities with Partial Protection Linked to the S&P 500® Index)

4.04	Form of senior debt security—medium-term note (Return Optimization Securities Linked to an International Index Basket)

4.05	Form of senior debt security—medium-term note (Bearish Autocallable Optimization Securities with Contingent Protection Linked to the S&P 500® Consumer Discretionary Index)

4.06	Form of senior debt security—medium-term note (Performance Securities with Partial Protection Linked to a Global Basket Consisting of Indices and an Index Fund)

4.07	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to the Financial Select Sector SPDR® Fund)